UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2013

Simmons First National Corporation
(Exact name of registrant as specified in its charter)

Arkansas	000-06253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (870) 541-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 25, 2013 Simmons First National Corporation completed its acquisition of Metropolitan National Bank consistent with the terms of the transaction announced on September 12, 2013 in which the U.S. Bankruptcy Court approved a Stock Purchase Agreement between the Registrant and Rogers Bancshares, Inc. for the stock of Metropolitan National Bank.

Item 7.01. Regulation FD Disclosure.

On November 25, 2013 Simmons First National Corporation issued a press release announcing the completion of the Metropolitan National Bank acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated November 25, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simmons First National Corporation (Registrant)
November 25, 2013 (Date)	/s/ ROBERT A. FEHLMAN Robert A. Fehlman Sr. Executive Vice President, Chief Financial Officer & Treasurer

Exhibit Index
99.1	Press release dated November 25, 2013